Exhibit 99.2

Supplemental Financial Information

Fourth Quarter 2020

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of Non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7
Segment operating results	8
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12
Investment portfolio	13-15
Five-year historical key statistics	16

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2019.

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Preface	PRIMERICA, INC. Financial Supplement

Fourth Quarter 2020

This document is a financial supplement to our fourth quarter 2020 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

•

Operating adjustments exclude the impact of realized investment gains/losses, including credit impairments, and mark-to-market (MTM) investment adjustments.  We exclude realized investment gains/losses, including credit impairments, and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated with the Company's insurance operations.

•

Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.  We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold.

•

IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO).  We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2018	Mar 31, 2019	Jun 30, 2019	Sep 30, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020	Sep 30, 2020	Dec 31, 2020
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$2,422,734	$2,471,745	$2,557,033	$2,617,685	$2,730,715	$2,626,043	$2,805,065	$2,861,883	$3,096,703
Securities held to maturity	970,390	1,036,110	1,087,790	1,140,250	1,184,370	1,237,270	1,278,580	1,323,740	1,346,350
Total investments and cash	3,393,124	3,507,855	3,644,823	3,757,935	3,915,085	3,863,313	4,083,645	4,185,623	4,443,053
Due from reinsurers	4,141,569	4,202,903	4,185,850	4,166,362	4,169,823	4,132,897	4,217,129	4,229,088	4,273,904
Deferred policy acquisition costs	2,133,920	2,181,741	2,238,315	2,281,560	2,325,750	2,346,656	2,434,462	2,532,409	2,629,644
Other assets	730,933	814,854	811,426	818,029	792,128	799,122	851,660	885,083	899,164
Separate account assets	2,195,501	2,368,760	2,437,291	2,427,852	2,485,745	2,128,924	2,377,654	2,468,328	2,659,520
Total assets	$12,595,047	$13,076,112	$13,317,706	$13,451,737	$13,688,531	$13,270,911	$13,964,549	$14,300,531	$14,905,285

Liabilities:
Future policy benefits	$6,168,157	$6,240,864	$6,314,403	$6,374,327	$6,446,569	$6,472,397	$6,567,169	$6,664,061	$6,790,557
Other policy liabilities	700,094	703,123	717,265	714,930	744,087	737,435	855,083	911,454	984,612
Income taxes	187,104	206,180	206,301	207,453	209,221	208,357	265,369	216,639	223,496
Other liabilities	486,772	561,709	551,689	565,894	563,931	554,014	574,425	573,253	618,874
Notes payable	373,661	373,755	373,848	373,942	374,037	374,131	374,226	374,320	374,415
Surplus note	969,685	1,035,421	1,087,117	1,139,592	1,183,728	1,236,644	1,277,970	1,323,146	1,345,772
Payable under securities lending	52,562	64,914	43,867	39,933	28,723	28,896	29,973	48,883	72,154
Separate account liabilities	2,195,501	2,368,760	2,437,291	2,427,852	2,485,745	2,128,924	2,377,654	2,468,328	2,659,520
Total liabilities	11,133,535	11,554,726	11,731,781	11,843,924	12,036,040	11,740,797	12,321,869	12,580,085	13,069,400

Stockholders’ equity:
Common stock ($0.01 par value) (1)	427	424	420	415	412	405	397	394	393
Paid-in capital	(0)	(0)	(0)	(0)	(0)	(0)	(0)	0	0
Retained earnings	1,489,520	1,506,944	1,537,537	1,553,286	1,593,281	1,565,803	1,569,689	1,629,114	1,705,786
Treasury stock	—	—	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized gains (losses)	(7,370)	28,916	56,227	66,377	64,564	(1,318)	93,726	105,758	128,128
Cumulative translation adjustment	(21,064)	(14,897)	(8,258)	(12,265)	(5,765)	(34,776)	(21,132)	(14,820)	1,578
Total stockholders’ equity	1,461,513	1,521,387	1,585,926	1,607,813	1,652,492	1,530,114	1,642,680	1,720,446	1,835,885
Total liabilities and stockholders' equity	$12,595,047	$13,076,112	$13,317,706	$13,451,737	$13,688,531	$13,270,911	$13,964,549	$14,300,531	$14,905,285

Reconciliation of Total Stockholders' Equity to Adjusted Stockholders' Equity
Total stockholders' equity	$1,461,513	$1,521,387	$1,585,926	$1,607,813	$1,652,492	$1,530,114	$1,642,680	$1,720,446	$1,835,885
Less: Net unrealized gains (losses)	(7,370)	28,916	56,227	66,377	64,564	(1,318)	93,726	105,758	128,128
Adjusted stockholders’ equity	$1,468,882	$1,492,471	$1,529,699	$1,541,436	$1,587,928	$1,531,431	$1,548,954	$1,614,688	$1,707,757

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,447,972	$1,468,882	$1,492,471	$1,529,699	$1,541,436	$1,587,928	$1,531,431	$1,548,954	$1,614,688
Net Income	86,541	79,166	97,446	96,223	93,557	72,469	101,510	112,101	100,084
Shareholder dividends	(10,856)	(14,628)	(14,517)	(14,324)	(14,162)	(16,530)	(16,083)	(15,882)	(15,851)
Retirement of shares and warrants	(43,338)	(60,288)	(57,117)	(70,679)	(44,137)	(95,676)	(86,513)	(41,556)	(13,426)
Net foreign currency translation adjustment	(15,765)	6,167	6,639	(4,007)	6,500	(29,011)	13,645	6,312	16,398
Other, net	4,328	13,171	4,778	4,524	4,734	12,252	4,964	4,759	5,864
Balance, end of period	$1,468,882	$1,492,471	$1,529,699	$1,541,436	$1,587,928	$1,531,431	$1,548,954	$1,614,688	$1,707,757

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$2,107,814	$2,133,920	$2,181,741	$2,238,315	$2,281,560	$2,325,750	$2,346,656	$2,434,462	$2,532,409
General expenses deferred	8,497	9,163	9,384	9,468	8,608	9,726	9,205	9,702	9,510
Commission costs deferred	96,697	98,196	100,498	100,913	97,538	104,793	120,967	130,719	128,084
Amortization of deferred policy acquisition costs	(66,184)	(64,628)	(58,762)	(63,883)	(67,279)	(70,311)	(53,177)	(47,491)	(53,342)
Foreign currency impact and other, net	(12,904)	5,091	5,455	(3,254)	5,322	(23,302)	10,812	5,017	12,984
Balance, end of period	$2,133,920	$2,181,741	$2,238,315	$2,281,560	$2,325,750	$2,346,656	$2,434,462	$2,532,409	$2,629,644

(1)	Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands, except per-share data)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	$/# Change	% Change	YTD 2019	YTD 2020	$/# Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	42,824,471	42,482,631	41,963,672	41,470,805	41,131,200	40,131,877	39,587,978	39,420,628	(2,050,177)	-4.9%	42,181,079	40,064,841	(2,116,238)	-5.0%

Net income	$79,166	$97,446	$96,223	$93,557	$72,469	$101,510	$112,101	$100,084	$6,527	7.0%	$366,391	$386,164	$19,773	5.4%
Less income attributable to unvested participating securities	(401)	(428)	(415)	(402)	(310)	(437)	(493)	(433)	(31)	-7.6%	(1,654)	(1,671)	(17)	-1.0%
Net income used in computing basic EPS	$78,765	$97,018	$95,808	$93,155	$72,159	$101,073	$111,608	$99,651	$6,496	7.0%	$364,736	$384,493	$19,756	5.4%
Basic earnings per share	$1.84	$2.28	$2.28	$2.25	$1.75	$2.52	$2.82	$2.53	$0.28	12.5%	$8.65	$9.60	$0.95	11.0%

Adjusted net operating income	$75,303	$94,759	$95,592	$92,776	$85,047	$98,480	$110,718	$97,339	$4,563	4.9%	$358,431	$391,584	$33,153	9.2%
Less operating income attributable to unvested participating securities	(381)	(416)	(412)	(399)	(364)	(424)	(487)	(421)	(22)	-5.5%	(1,618)	(1,695)	(76)	-4.7%
Adjusted net operating income used in computing basic operating EPS	$74,922	$94,343	$95,181	$92,377	$84,682	$98,056	$110,231	$96,918	$4,541	4.9%	$356,812	$389,889	$33,077	9.3%
Basic adjusted operating income per share	$1.75	$2.22	$2.27	$2.23	$2.06	$2.44	$2.78	$2.46	$0.23	10.4%	$8.46	$9.73	$1.27	15.0%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	42,824,471	42,482,631	41,963,672	41,470,805	41,131,200	40,131,877	39,587,978	39,420,628	(2,050,177)	-4.9%	42,181,079	40,064,841	(2,116,238)	-5.0%
Dilutive impact of contingently issuable shares	118,014	135,719	135,887	143,224	107,361	114,090	122,097	133,544	(9,680)	-6.8%	133,211	120,087	(13,124)	-9.9%
Shares used to calculate diluted EPS	42,942,485	42,618,350	42,099,559	41,614,029	41,238,561	40,245,967	39,710,075	39,554,172	(2,059,857)	-4.9%	42,314,290	40,184,928	(2,129,362)	-5.0%

Net income	$79,166	$97,446	$96,223	$93,557	$72,469	$101,510	$112,101	$100,084	$6,527	7.0%	$366,391	$386,164	$19,773	5.4%
Less income attributable to unvested participating securities	(400)	(427)	(413)	(401)	(310)	(436)	(492)	(431)	(31)	-7.6%	(1,650)	(1,667)	(17)	-1.0%
Net income used in computing diluted EPS	$78,766	$97,019	$95,809	$93,156	$72,159	$101,074	$111,609	$99,652	$6,496	7.0%	$364,741	$384,497	$19,756	5.4%
Diluted earnings per share	$1.83	$2.28	$2.28	$2.24	$1.75	$2.51	$2.81	$2.52	$0.28	12.5%	$8.62	$9.57	$0.95	11.0%

Adjusted net operating income	$75,303	$94,759	$95,592	$92,776	$85,047	$98,480	$110,718	$97,339	$4,563	4.9%	$358,431	$391,584	$33,153	9.2%
Less operating income attributable to unvested participating securities	(381)	(415)	(411)	(398)	(364)	(423)	(486)	(420)	(22)	-5.5%	(1,614)	(1,690)	(76)	-4.7%
Adjusted net operating income used in computing diluted operating EPS	$74,923	$94,344	$95,182	$92,379	$84,683	$98,057	$110,232	$96,919	$4,541	4.9%	$356,817	$389,894	$33,077	9.3%
Diluted adjusted operating income per share	$1.74	$2.21	$2.26	$2.22	$2.05	$2.44	$2.78	$2.45	$0.23	10.4%	$8.43	$9.70	$1.27	15.1%

																	YOY Q4							YOY YTD
	Q1 2019		Q2 2019		Q3 2019		Q4 2019		Q1 2020		Q2 2020		Q3 2020		Q4 2020		$/# Change		% Change	YTD 2019		YTD 2020		$/# Change		% Change
Annualized Return on Equity
Average stockholders' equity	$1,491,450		$1,553,656		$1,596,869		$1,630,152		$1,591,303		$1,586,397		$1,681,563		$1,778,166		$148,013		9.1%	$1,568,032		$1,659,357		$91,325		5.8%
Average adjusted stockholders' equity	$1,480,676		$1,511,085		$1,535,567		$1,564,682		$1,559,680		$1,540,193		$1,581,821		$1,661,222		$96,540		6.2%	$1,523,003		$1,585,729		$62,726		4.1%

Net income return on stockholders' equity	21.2%		25.1%		24.1%		23.0%		18.2%		25.6%		26.7%		22.5%		-0.4%		nm	23.4%		23.3%		-0.1%		nm
Net income return on adjusted stockholders' equity	21.4%		25.8%		25.1%		23.9%		18.6%		26.4%		28.3%		24.1%		0.2%		nm	24.1%		24.4%		0.3%		nm

Adjusted net operating income return on adjusted stockholders' equity	20.3%		25.1%		24.9%		23.7%		21.8%		25.6%		28.0%		23.4%		-0.3%		nm	23.5%		24.7%		1.2%		nm

Capital Structure
Debt-to-capital (1)	19.7%		19.1%		18.9%		18.5%		19.6%		18.6%		17.9%		16.9%		-1.5%		nm	18.5%		16.9%		-1.5%		nm
Debt-to-capital, excluding AOCI (1)	19.9%		19.6%		19.4%		19.0%		19.3%		19.2%		18.7%		18.0%		-1.0%		nm	19.0%		18.0%		-1.0%		nm

Cash and invested assets to stockholders' equity	2.3	x	2.3	x	2.3	x	2.4	x	2.5	x	2.5	x	2.4	x	2.4	x	0.1	x	nm	2.4	x	2.4	x	0.1	x	nm
Cash and invested assets to adjusted stockholders' equity	2.4	x	2.4	x	2.4	x	2.5	x	2.5	x	2.6	x	2.6	x	2.6	x	0.1	x	nm	2.5	x	2.6	x	0.1	x	nm

Share count, end of period (2)	42,398,643		42,008,450		41,491,998		41,206,504		40,459,767		39,667,002		39,374,259		39,305,902		(1,900,602)		-4.6%	41,206,504		39,305,902		(1,900,602)		-4.6%
Adjusted stockholders' equity per share	$35.20		$36.41		$37.15		$38.54		$37.85		$39.05		$41.01		$43.45		$4.91		12.7%	$38.54		$43.45		$4.91		12.7%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A1		A1		A1		A1		A1		A1		A1		A1		nm		nm	nm		nm		nm		nm
S&P	AA-		AA-		AA-		AA-		AA-		AA-		AA-		AA-		nm		nm	nm		nm		nm		nm
A.M. Best	A+		A+		A+		A+		A+		A+		A+		A+		nm		nm	nm		nm		nm		nm

Holding Company Senior Debt Ratings
Moody's	Baa1		Baa1		Baa1		Baa1		Baa1		Baa1		Baa1		Baa1		nm		nm	nm		nm		nm		nm
S&P	A-		A-		A-		A-		A-		A-		A-		A-		nm		nm	nm		nm		nm		nm
A.M. Best	a-		a-		a-		a-		a-		a-		a-		a-		nm		nm	nm		nm		nm		nm

(1)	Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	$ Change	% Change	YTD 2019	YTD 2020	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$677,286	$687,262	$692,258	$697,060	$702,637	$717,088	$736,606	$750,818	$53,758	7.7%	$2,753,866	$2,907,149	$153,282	5.6%
Ceded premiums	(389,795)	(400,588)	(388,982)	(390,364)	(386,825)	(402,549)	(393,716)	(397,676)	(7,312)	-1.9%	(1,569,729)	(1,580,766)	(11,038)	-0.7%
Net premiums	287,491	286,675	303,276	306,696	315,813	314,539	342,890	353,142	46,446	15.1%	1,184,138	1,326,383	142,245	12.0%
Net investment income	24,111	24,868	22,675	22,418	15,420	22,710	22,953	22,731	313	1.4%	94,073	83,814	(10,259)	-10.9%
Commissions and fees:
Sales-based (1)	66,997	71,438	69,034	75,418	80,891	62,812	65,600	75,347	(71)	-0.1%	282,887	284,651	1,764	0.6%
Asset-based (2)	73,639	79,317	81,009	84,184	81,395	78,146	86,695	93,669	9,485	11.3%	318,149	339,904	21,755	6.8%
Account-based (3)	19,613	19,897	20,449	20,598	20,204	20,478	21,008	21,351	754	3.7%	80,555	83,041	2,486	3.1%
Other commissions and fees	7,066	7,817	9,227	8,103	7,579	10,352	11,999	13,746	5,642	69.6%	32,213	43,675	11,462	35.6%
Realized investment (losses) gains	2,847	1,067	285	766	(10,030)	1,742	642	2,650	1,884	nm	4,965	(4,996)	(9,961)	nm
Other, net	13,223	13,825	14,698	13,778	13,665	15,036	16,674	15,695	1,917	13.9%	55,525	61,069	5,545	10.0%
Total revenues	494,988	504,903	520,654	531,959	524,936	525,815	568,460	598,330	66,370	12.5%	2,052,504	2,217,541	165,037	8.0%
Benefits and expenses:
Benefits and claims	122,284	115,068	128,684	127,784	134,813	139,646	160,166	180,945	53,161	41.6%	493,820	615,569	121,749	24.7%
Amortization of DAC	64,628	58,762	63,883	67,279	70,311	53,177	47,491	53,342	(13,937)	-20.7%	254,552	224,321	(30,231)	-11.9%
Insurance commissions	5,619	5,829	6,980	6,624	6,844	6,333	9,694	9,263	2,639	39.8%	25,051	32,134	7,083	28.3%
Insurance expenses	43,402	44,569	44,854	45,991	48,709	43,753	46,109	49,546	3,555	7.7%	178,817	188,117	9,300	5.2%
Sales commissions:
Sales-based (1)	47,831	50,679	48,652	52,529	56,561	44,834	46,821	52,931	402	0.8%	199,690	201,148	1,457	0.7%
Asset-based (2)	32,343	35,665	35,875	37,772	36,323	35,673	39,349	43,227	5,455	14.4%	141,655	154,572	12,917	9.1%
Other sales commissions	3,626	3,755	4,535	3,937	3,723	4,985	5,779	6,430	2,493	63.3%	15,853	20,917	5,064	31.9%
Interest expense	7,180	7,201	7,209	7,222	7,192	7,200	7,221	7,225	3	nm	28,811	28,839	28	0.1%
Other operating expenses	65,706	55,917	54,844	60,676	65,914	56,152	59,348	63,781	3,105	5.1%	237,143	245,195	8,051	3.4%
Total benefits and expenses	392,619	377,444	395,515	409,815	430,391	391,753	421,978	466,690	56,875	13.9%	1,575,393	1,710,811	135,418	8.6%
Income before income taxes	102,368	127,459	125,138	122,145	94,546	134,062	146,482	131,640	9,495	7.8%	477,111	506,730	29,619	6.2%
Income taxes	23,203	30,014	28,916	28,588	22,077	32,552	34,382	31,556	2,968	10.4%	110,720	120,566	9,846	8.9%
Net income	$79,166	$97,446	$96,223	$93,557	$72,469	$101,510	$112,101	$100,084	$6,527	7.0%	$366,391	$386,164	$19,773	5.4%

Income Before Income Taxes by Segment
Term Life	$70,339	$83,999	$83,761	$81,995	$82,892	$94,903	$105,316	$89,440	$7,446	9.1%	$320,093	$372,551	$52,458	16.4%
Investment & Savings Products	42,684	47,343	48,794	52,991	47,700	46,859	51,372	56,713	3,722	7.0%	191,812	202,645	10,833	5.6%
Corporate & Other Distributed Products	(10,654)	(3,882)	(7,416)	(12,841)	(36,046)	(7,700)	(10,206)	(14,514)	(1,672)	-13.0%	(34,794)	(68,466)	(33,672)	-96.8%
Income before income taxes	$102,368	$127,459	$125,138	$122,145	$94,546	$134,062	$146,482	$131,640	$9,495	7.8%	$477,111	$506,730	$29,619	6.2%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)	Account-based - revenues relating to the fee generating client accounts we administer.

6 of 16

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	$ Change	% Change	YTD 2019	YTD 2020	$ Change	% Change
Reconciliation from Term Life Direct Premiums to Term Life Adjusted Direct Premiums
Term Life direct premiums	$670,755	$681,004	$685,539	$691,546	$696,564	$711,188	$730,273	$745,559	$54,012	7.8%	$2,728,844	$2,883,583	$154,739	5.7%
Less: Premiums ceded to IPO Coinsurers	276,150	272,596	267,856	264,786	260,076	257,529	254,938	253,039	(11,747)	-4.4%	1,081,388	1,025,582	(55,806)	-5.2%
Term Life adjusted direct premiums	$394,605	$408,408	$417,683	$426,761	$436,488	$453,659	$475,335	$492,520	$65,759	15.4%	$1,647,456	$1,858,001	$210,545	12.8%

Reconciliation from Term Life Ceded Premiums to Term Life Other Ceded Premiums
Term Life ceded premiums	$(388,100)	$(398,927)	$(387,120)	$(388,237)	$(385,232)	$(400,919)	$(392,004)	$(395,767)	$(7,530)	-1.9%	$(1,562,383)	$(1,573,922)	$(11,538)	-0.7%
Less: Premiums ceded to IPO Coinsurers	(276,150)	(272,596)	(267,856)	(264,786)	(260,076)	(257,529)	(254,938)	(253,039)	11,747	4.4%	(1,081,388)	(1,025,582)	55,806	5.2%
Term Life other ceded premiums	$(111,950)	$(126,330)	$(119,264)	$(123,451)	$(125,156)	$(143,390)	$(137,066)	$(142,728)	$(19,277)	-15.6%	$(480,995)	$(548,340)	$(67,344)	-14.0%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$24,111	$24,868	$22,675	$22,418	$15,420	$22,710	$22,953	$22,731	$313	1.4%	$94,073	$83,814	$(10,259)	-10.9%
Less: MTM investment adjustments	2,147	2,447	534	254	(6,379)	2,259	1,165	960	nm	nm	5,382	(1,995)	nm	nm
Adjusted net investment income	$21,964	$22,421	$22,141	$22,165	$21,799	$20,451	$21,788	$21,771	$(394)	-1.8%	$88,691	$85,809	$(2,882)	-3.2%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$494,988	$504,903	$520,654	$531,959	$524,936	$525,815	$568,460	$598,330	$66,370	12.5%	$2,052,504	$2,217,541	$165,037	8.0%
Less: Realized investment gains/(losses)	2,847	1,067	285	766	(10,030)	1,742	642	2,650	nm	nm	4,965	(4,996)	nm	nm
Less: MTM investment adjustments	2,147	2,447	534	254	(6,379)	2,259	1,165	960	nm	nm	5,382	(1,995)	nm	nm
Adjusted operating revenues	$489,993	$501,389	$519,834	$530,940	$541,346	$521,813	$566,653	$594,720	$63,779	12.0%	$2,042,157	$2,224,532	$182,376	8.9%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income before income taxes	$102,368	$127,459	$125,138	$122,145	$94,546	$134,062	$146,482	$131,640	$9,495	7.8%	$477,111	$506,730	$29,619	6.2%
Less: Realized investment gains/(losses)	2,847	1,067	285	766	(10,030)	1,742	642	2,650	nm	nm	4,965	(4,996)	nm	nm
Less: MTM investment adjustments	2,147	2,447	534	254	(6,379)	2,259	1,165	960	nm	nm	5,382	(1,995)	nm	nm
Adjusted operating income before income taxes	$97,374	$123,945	$124,319	$121,125	$110,955	$130,060	$144,676	$128,030	$6,904	5.7%	$466,764	$513,721	$46,957	10.1%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$79,166	$97,446	$96,223	$93,557	$72,469	$101,510	$112,101	$100,084	$6,527	7.0%	$366,391	$386,164	$19,773	5.4%
Less: Income before income taxes reconciling items	4,994	3,514	819	1,019	(16,409)	4,002	1,807	3,610	nm	nm	10,347	(6,991)	nm	nm
Less: Tax impact of income before income taxes reconciling items	(1,132)	(828)	(189)	(239)	3,832	(972)	(424)	(865)	nm	nm	(2,387)	1,571	nm	nm
Adjusted net operating income	$75,303	$94,759	$95,592	$92,776	$85,047	$98,480	$110,718	$97,339	$4,563	4.9%	$358,431	$391,584	$33,153	9.2%

7 of 16

Segment Operating Results	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	$ Change	% Change	YTD 2019	YTD 2020	$ Change	% Change
Term Life Insurance
Revenues:
Direct Premiums	$670,755	$681,004	$685,539	$691,546	$696,564	$711,188	$730,273	$745,559	$54,012	7.8%	$2,728,844	$2,883,583	$154,739	5.7%
Premiums ceded to IPO coinsurers (1)	(276,150)	(272,596)	(267,856)	(264,786)	(260,076)	(257,529)	(254,938)	(253,039)	11,747	4.4%	(1,081,388)	(1,025,582)	55,806	5.2%
Adjusted direct premiums (2)	394,605	408,408	417,683	426,761	436,488	453,659	475,335	492,520	65,759	15.4%	1,647,456	1,858,001	210,545	12.8%
Other ceded premiums (3)	(111,950)	(126,330)	(119,264)	(123,451)	(125,156)	(143,390)	(137,066)	(142,728)	(19,277)	-15.6%	(480,995)	(548,340)	(67,344)	-14.0%
Net premiums	282,655	282,077	298,419	303,310	311,332	310,269	338,269	349,792	46,482	15.3%	1,166,461	1,309,661	143,200	12.3%
Allocated net investment income	4,444	4,736	5,123	5,619	6,246	6,538	6,813	7,432	1,813	32.3%	19,922	27,030	7,107	35.7%
Other, net	9,744	10,055	10,985	10,063	10,168	11,426	12,717	11,768	1,705	16.9%	40,848	46,079	5,231	12.8%
Revenues	296,843	296,869	314,527	318,992	327,747	328,233	357,799	368,992	50,000	15.7%	1,227,231	1,382,770	155,539	12.7%

Benefits and expenses:
Benefits and claims	118,443	111,480	122,751	122,657	128,563	135,409	156,209	173,767	51,110	41.7%	475,330	593,948	118,618	25.0%
Amortization of DAC	64,066	56,179	61,548	66,918	65,840	52,730	45,529	52,109	(14,809)	-22.1%	248,711	216,208	(32,503)	-13.1%
Insurance commissions	2,163	2,298	3,311	3,009	3,286	2,884	5,946	5,477	2,468	82.0%	10,781	17,592	6,811	63.2%
Insurance expenses	41,832	42,914	43,157	44,413	47,165	42,306	44,800	48,199	3,786	8.5%	172,316	182,471	10,155	5.9%
Benefits and expenses	226,504	212,870	230,766	236,997	244,855	233,330	252,483	279,551	42,554	18.0%	907,138	1,010,219	103,081	11.4%
Income before income taxes	$70,339	$83,999	$83,761	$81,995	$82,892	$94,903	$105,316	$89,440	$7,446	9.1%	$320,093	$372,551	$52,458	16.4%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$66,997	$71,438	$69,034	$75,418	$80,891	$62,812	$65,600	$75,347	$(71)	-0.1%	$282,887	$284,651	$1,764	0.6%
Asset-based	73,639	79,317	81,009	84,184	81,395	78,146	86,695	93,669	9,485	11.3%	318,149	339,904	21,755	6.8%
Account-based	19,613	19,897	20,449	20,598	20,204	20,478	21,008	21,351	754	3.7%	80,555	83,041	2,486	3.1%
Other, net	2,423	2,434	2,661	2,500	2,542	2,745	3,034	2,949	449	18.0%	10,017	11,271	1,254	12.5%
Revenues	162,671	173,085	173,153	182,699	185,033	164,180	176,338	193,316	10,618	5.8%	691,608	718,867	27,259	3.9%

Benefits and expenses:
Amortization of DAC	477	2,101	2,044	(74)	4,305	100	1,667	982	1,056	nm	4,549	7,055	2,506	55.1%
Insurance commissions	3,025	3,155	3,257	3,297	3,201	3,106	3,377	3,500	203	6.1%	12,735	13,184	450	3.5%
Sales commissions:
Sales-based	47,831	50,679	48,652	52,529	56,561	44,834	46,821	52,931	402	0.8%	199,690	201,148	1,457	0.7%
Asset-based	32,343	35,665	35,875	37,772	36,323	35,673	39,349	43,227	5,455	14.4%	141,655	154,572	12,917	9.1%
Other operating expenses	36,312	34,143	34,530	36,182	36,942	33,608	33,751	35,963	(220)	-0.6%	141,168	140,264	(903)	-0.6%
Benefits and expenses	119,988	125,742	124,359	129,707	137,332	117,321	124,966	136,603	6,896	5.3%	499,796	516,222	16,426	3.3%
Income before income taxes	$42,684	$47,343	$48,794	$52,991	$47,700	$46,859	$51,372	$56,713	$3,722	7.0%	$191,812	$202,645	$10,833	5.6%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$6,531	$6,258	$6,719	$5,514	$6,074	$5,900	$6,333	$5,259	$(255)	-4.6%	$25,022	$23,566	$(1,456)	-5.8%
Ceded premiums	(1,695)	(1,661)	(1,862)	(2,128)	(1,593)	(1,631)	(1,712)	(1,909)	219	10.3%	(7,345)	(6,845)	501	6.8%
Net premiums	4,836	4,597	4,858	3,386	4,480	4,270	4,621	3,350	(36)	-1.1%	17,677	16,721	(956)	-5.4%
Allocated net investment income	17,521	17,684	17,018	16,545	15,553	13,913	14,975	14,339	(2,207)	-13.3%	68,768	58,779	(9,989)	-14.5%
Commissions and fees:
Prepaid Legal Services	3,737	4,159	4,776	3,905	3,829	4,557	4,942	5,104	1,199	30.7%	16,577	18,432	1,856	11.2%
Auto and Homeowners Insurance	1,500	1,877	2,165	1,766	1,672	2,263	1,985	2,194	428	24.2%	7,308	8,113	805	11.0%
Mortgage loans	—	10	244	424	264	1,301	3,011	4,146	3,723	nm	678	8,722	8,044	nm
Other sales commissions	1,829	1,770	2,042	2,008	1,813	2,231	2,061	2,301	293	14.6%	7,650	8,407	758	9.9%
Other, net	1,056	1,336	1,052	1,215	954	865	922	977	(238)	-19.6%	4,660	3,719	(941)	-20.2%
Adjusted operating revenues	30,479	31,435	32,154	29,250	28,566	29,400	32,516	32,412	3,162	10.8%	123,318	122,895	(423)	-0.3%

Benefits and expenses:
Benefits and claims	3,842	3,588	5,933	5,127	6,249	4,236	3,957	7,178	2,051	40.0%	18,490	21,621	3,131	16.9%
Amortization of DAC	85	482	291	434	166	346	295	251	(183)	-42.2%	1,293	1,058	(235)	-18.1%
Insurance commissions	431	376	411	318	357	343	371	286	(31)	-9.8%	1,535	1,358	(177)	-11.5%
Insurance expenses	1,570	1,656	1,697	1,578	1,544	1,447	1,309	1,347	(231)	-14.7%	6,501	5,646	(855)	-13.1%
Sales commissions	3,626	3,755	4,535	3,937	3,723	4,985	5,779	6,430	2,493	63.3%	15,853	20,917	5,064	31.9%
Interest expense	7,180	7,201	7,209	7,222	7,192	7,200	7,221	7,225	3	nm	28,811	28,839	28	0.1%
Other operating expenses	29,394	21,774	20,314	24,494	28,972	22,544	25,597	27,818	3,324	13.6%	95,976	104,930	8,955	9.3%
Benefits and expenses	46,127	38,831	40,390	43,110	48,203	41,102	44,529	50,535	7,425	17.2%	168,459	184,370	15,911	9.4%
Adjusted operating income before income taxes	$(15,648)	$(7,396)	$(8,236)	$(13,861)	$(19,637)	$(11,702)	$(12,013)	$(18,124)	$(4,263)	-30.8%	$(45,141)	$(61,475)	$(16,334)	-36.2%

(1)

Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.

8 of 16

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	$ Change	% Change	YTD 2019	YTD 2020	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$670,755	$681,004	$685,539	$691,546	$696,564	$711,188	$730,273	$745,559	$54,012	7.8%	$2,728,844	$2,883,583	$154,739	5.7%
Premiums ceded to IPO coinsurers (1)	(276,150)	(272,596)	(267,856)	(264,786)	(260,076)	(257,529)	(254,938)	(253,039)	11,747	4.4%	(1,081,388)	(1,025,582)	55,806	5.2%
Adjusted direct premiums (2)	394,605	408,408	417,683	426,761	436,488	453,659	475,335	492,520	65,759	15.4%	1,647,456	1,858,001	210,545	12.8%
Other ceded premiums (3)	(111,950)	(126,330)	(119,264)	(123,451)	(125,156)	(143,390)	(137,066)	(142,728)	(19,277)	-15.6%	(480,995)	(548,340)	(67,344)	-14.0%
Net premiums	282,655	282,077	298,419	303,310	311,332	310,269	338,269	349,792	46,482	15.3%	1,166,461	1,309,661	143,200	12.3%
Allocated net investment income	4,444	4,736	5,123	5,619	6,246	6,538	6,813	7,432	1,813	32.3%	19,922	27,030	7,107	35.7%
Other, net	9,744	10,055	10,985	10,063	10,168	11,426	12,717	11,768	1,705	16.9%	40,848	46,079	5,231	12.8%
Revenues	296,843	296,869	314,527	318,992	327,747	328,233	357,799	368,992	50,000	15.7%	1,227,231	1,382,770	155,539	12.7%

Benefits and expenses:
Benefits and claims	118,443	111,480	122,751	122,657	128,563	135,409	156,209	173,767	51,110	41.7%	475,330	593,948	118,618	25.0%
Amortization of DAC	64,066	56,179	61,548	66,918	65,840	52,730	45,529	52,109	(14,809)	-22.1%	248,711	216,208	(32,503)	-13.1%
Insurance commissions	2,163	2,298	3,311	3,009	3,286	2,884	5,946	5,477	2,468	82.0%	10,781	17,592	6,811	63.2%
Insurance expenses	41,832	42,914	43,157	44,413	47,165	42,306	44,800	48,199	3,786	8.5%	172,316	182,471	10,155	5.9%
Benefits and expenses	226,504	212,870	230,766	236,997	244,855	233,330	252,483	279,551	42,554	18.0%	907,138	1,010,219	103,081	11.4%
Income before income taxes	$70,339	$83,999	$83,761	$81,995	$82,892	$94,903	$105,316	$89,440	$7,446	9.1%	$320,093	$372,551	$52,458	16.4%

Total Term Life Insurance - Financial Analysis
Post-IPO direct premiums (4)	$300,708	$312,436	$320,424	$327,939	$336,921	$352,353	$372,852	$388,303	$60,364	18.4%	$1,261,507	$1,450,428	$188,921	15.0%
Pre-IPO direct premiums (5)	370,047	368,568	365,115	363,607	359,643	358,835	357,421	357,256	(6,351)	-1.7%	1,467,337	1,433,155	(34,182)	-2.3%
Total direct premiums	$670,755	$681,004	$685,539	$691,546	$696,564	$711,188	$730,273	$745,559	$54,012	7.8%	$2,728,844	$2,883,583	$154,739	5.7%

Premiums ceded to IPO coinsurers	$276,150	$272,596	$267,856	$264,786	$260,076	$257,529	$254,938	$253,039	$(11,747)	-4.4%	$1,081,388	$1,025,582	$(55,806)	-5.2%
% of Pre-IPO direct premiums	74.6%	74.0%	73.4%	72.8%	72.3%	71.8%	71.3%	70.8%	nm	nm	73.7%	71.6%	nm	nm

Benefits and claims, net (6)	$230,392	$237,810	$242,016	$246,108	$253,719	$278,799	$293,275	$316,495	$70,387	28.6%	$956,326	$1,142,288	$185,962	19.4%
% of adjusted direct premiums	58.4%	58.2%	57.9%	57.7%	58.1%	61.5%	61.7%	64.3%	nm	nm	58.0%	61.5%	nm	nm

DAC amortization & insurance commissions	$66,229	$58,477	$64,858	$69,927	$69,126	$55,614	$51,474	$57,585	$(12,342)	-17.6%	$259,492	$233,800	$(25,692)	-9.9%
% of adjusted direct premiums	16.8%	14.3%	15.5%	16.4%	15.8%	12.3%	10.8%	11.7%	nm	nm	15.8%	12.6%	nm	nm

Insurance expenses, net (7)	$32,088	$32,858	$32,171	$34,351	$36,997	$30,881	$32,083	$36,431	$2,080	6.1%	$131,468	$136,392	$4,924	3.7%
% of adjusted direct premiums	8.1%	8.0%	7.7%	8.0%	8.5%	6.8%	6.7%	7.4%	nm	nm	8.0%	7.3%	nm	nm

Total Term Life income before income taxes	$70,339	$83,999	$83,761	$81,995	$82,892	$94,903	$105,316	$89,440	$7,446	9.1%	$320,093	$372,551	$52,458	16.4%
Term Life operating margin (8)	17.8%	20.6%	20.1%	19.2%	19.0%	20.9%	22.2%	18.2%	nm	nm	19.4%	20.1%	nm	nm

(1)

Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)	Post-IPO direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)	Pre-IPO direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT.
(7)	Insurance expenses, net - insurance expenses net of other, net revenues.
(8)	Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

9 of 16

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands, except as noted)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	$/# Change	% Change	YTD 2019	YTD 2020	$/# Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	130,736	129,821	129,550	130,871	130,522	130,095	134,157	136,306	5,435	4.2%	130,736	130,522	(214)	-0.2%
New life-licensed representatives	10,065	10,919	12,682	11,073	10,599	12,250	13,138	12,119	1,046	9.4%	44,739	48,106	3,367	7.5%
Non-renewal and terminated representatives	(10,980)	(11,190)	(11,361)	(11,422)	(11,026)	(8,188)	(10,989)	(13,518)	(2,096)	-18.4%	(44,953)	(43,721)	1,232	2.7%
Life-insurance licensed sales force, end of period	129,821	129,550	130,871	130,522	130,095	134,157	136,306	134,907	4,385	3.4%	130,522	134,907	4,385	3.4%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$54.1	$65.8	$63.1	$61.8	$61.5	$77.7	$86.0	$78.4	$16.6	26.9%	$244.8	$303.6	$58.8	24.0%
Additions and increases in premium	13.8	15.8	15.1	15.4	15.0	17.8	17.9	18.1	2.7	17.7%	60.2	68.9	8.7	14.4%
Total estimated annualized issued term life premium	$68.0	$81.6	$78.2	$77.2	$76.5	$95.5	$103.9	$96.5	$19.4	25.1%	$305.0	$372.5	$67.4	22.1%

Issued term life policies	64,242	78,664	73,434	71,469	71,318	94,044	100,199	87,307	15,838	22.2%	287,809	352,868	65,059	22.6%
Estimated average annualized issued term life premium per policy (1)(2)	$843	$837	$859	$864	$863	$826	$858	$898	$34	3.9%	$851	$860	$10	1.1%

Term life face amount in-force, beginning of period ($mills)	$781,041	$785,552	$796,376	$801,494	$808,262	$804,512	$821,998	$840,227	$38,733	4.8%	$781,041	$808,262	$27,221	3.5%
Issued term life face amount (3)	20,925	25,300	24,087	23,682	23,221	27,754	30,104	28,357	4,675	19.7%	93,994	109,436	15,442	16.4%
Terminated term life face amount	(18,383)	(16,512)	(17,740)	(18,884)	(18,294)	(14,315)	(13,733)	(14,506)	4,378	23.2%	(71,519)	(60,848)	10,671	14.9%
Foreign currency impact, net	1,969	2,036	(1,228)	1,970	(8,676)	4,046	1,859	4,740	2,770	140.6%	4,746	1,968	(2,778)	nm
Term life face amount in-force, end of period	$785,552	$796,376	$801,494	$808,262	$804,512	$821,998	$840,227	$858,818	$50,556	6.3%	$808,262	$858,818	$50,556	6.3%

(1)     Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)     In whole dollars.

(3)     Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

10 of 16

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands, except as noted)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	$ Change	% Change	YTD 2019	YTD 2020	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$66,997	$71,438	$69,034	$75,418	$80,891	$62,812	$65,600	$75,347	$(71)	-0.1%	$282,887	$284,651	$1,764	0.6%
Asset-based	73,639	79,317	81,009	84,184	81,395	78,146	86,695	93,669	9,485	11.3%	318,149	339,904	21,755	6.8%
Account-based	19,613	19,897	20,449	20,598	20,204	20,478	21,008	21,351	754	3.7%	80,555	83,041	2,486	3.1%
Other, net	2,423	2,434	2,661	2,500	2,542	2,745	3,034	2,949	449	18.0%	10,017	11,271	1,254	12.5%
Revenues	162,671	173,085	173,153	182,699	185,033	164,180	176,338	193,316	10,618	5.8%	691,608	718,867	27,259	3.9%

Benefits and expenses:
Amortization of DAC	477	2,101	2,044	(74)	4,305	100	1,667	982	1,056	nm	4,549	7,055	2,506	55.1%
Insurance commissions	3,025	3,155	3,257	3,297	3,201	3,106	3,377	3,500	203	6.1%	12,735	13,184	450	3.5%
Sales commissions:
Sales-based	47,831	50,679	48,652	52,529	56,561	44,834	46,821	52,931	402	0.8%	199,690	201,148	1,457	0.7%
Asset-based	32,343	35,665	35,875	37,772	36,323	35,673	39,349	43,227	5,455	14.4%	141,655	154,572	12,917	9.1%
Other operating expenses	36,312	34,143	34,530	36,182	36,942	33,608	33,751	35,963	(220)	-0.6%	141,168	140,264	(903)	-0.6%
Benefits and expenses	119,988	125,742	124,359	129,707	137,332	117,321	124,966	136,603	6,896	5.3%	499,796	516,222	16,426	3.3%
Income before income taxes	$42,684	$47,343	$48,794	$52,991	$47,700	$46,859	$51,372	$56,713	$3,722	7.0%	$191,812	$202,645	$10,833	5.6%

Financial Analysis

Fees paid based on client asset values (1)	$5,898	$5,705	$6,225	$6,169	$5,990	$5,712	$6,284	$6,772	$603	9.8%	$23,998	$24,758	$760	3.2%
Fees paid based on fee-generating positions (2)	11,159	9,658	9,354	9,648	10,248	9,094	8,747	9,547	(101)	-1.0%	39,820	37,637	(2,183)	-5.5%
Other operating expenses	19,254	18,780	18,951	20,365	20,704	18,803	18,719	19,644	(722)	-3.5%	77,351	77,870	519	0.7%
Total other operating expenses	$36,312	$34,143	$34,530	$36,182	$36,942	$33,608	$33,751	$35,963	$(220)	-0.6%	$141,168	$140,264	$(903)	-0.6%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.33%	1.29%	1.31%	1.41%	1.34%	1.33%	1.27%	1.31%	nm	nm	1.34%	1.31%	nm	nm
Canada	1.00%	0.97%	0.96%	0.94%	1.06%	0.87%	0.93%	0.95%	nm	nm	0.97%	0.97%	nm	nm
Total	1.28%	1.25%	1.27%	1.35%	1.30%	1.27%	1.23%	1.26%	nm	nm	1.29%	1.26%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.036%	0.038%	0.038%	0.039%	0.038%	0.037%	0.038%	0.038%	nm	nm	0.151%	0.152%	nm	nm
Canada	0.136%	0.120%	0.121%	0.138%	0.098%	0.133%	0.119%	0.124%	nm	nm	0.514%	0.474%	nm	nm
Total	0.052%	0.051%	0.051%	0.054%	0.047%	0.052%	0.050%	0.052%	nm	nm	0.208%	0.201%	nm	nm

Account-based net revenue per average fee generating position (5)(6)	$3.20	$3.88	$4.18	$4.10	$3.70	$4.19	$4.45	$4.23	nm	nm	$15.37	$16.58	nm	nm

(1)	Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)	Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)

Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.

(5)	Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)	In whole dollars.

11 of 16

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands, except as noted)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	$/# Change	% Change	YTD 2019	YTD 2020	$/# Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$710.2	$855.9	$829.7	$831.9	$921.0	$758.4	$874.1	$945.5	$113.6	13.7%	$3,227.8	$3,499.0	$271.2	8.4%
Canada Retail Mutual Funds	244.1	199.7	184.9	199.0	280.9	165.2	189.6	256.0	57.0	28.6%	827.6	891.8	64.1	7.7%
Indexed Annuities	81.0	88.2	75.0	76.3	72.2	48.4	47.2	50.6	(25.7)	-33.7%	320.4	218.3	(102.1)	-31.9%
Variable Annuities and other	465.8	514.2	512.8	583.7	600.6	440.5	421.7	529.3	(54.5)	-9.3%	2,076.6	1,992.0	(84.6)	-4.1%
Total sales-based revenue generating product sales	1,501.1	1,658.0	1,602.4	1,691.0	1,874.7	1,412.5	1,532.6	1,781.3	90.3	5.3%	6,452.5	6,601.1	148.6	2.3%
Managed Accounts	161.6	203.5	176.9	197.4	246.2	200.1	223.0	230.7	33.3	16.9%	739.4	900.1	160.6	21.7%
Segregated Funds and other	94.3	76.0	76.4	94.6	124.8	73.9	85.3	57.3	(37.3)	-39.4%	341.2	341.3	0.1	nm
Total product sales	$1,757.0	$1,937.4	$1,855.7	$1,983.0	$2,245.7	$1,686.5	$1,841.0	$2,069.4	$86.4	4.4%	$7,533.2	$7,842.5	$309.4	4.1%

Canada Retail Mutual Funds	$244.1	$199.7	$184.9	$199.0	$280.9	$165.2	$189.6	$256.0	$57.0	28.6%	$827.6	$891.8	$64.1	7.7%
Segregated Funds and other	94.3	76.0	76.4	94.6	124.8	73.9	85.3	57.3	(37.3)	-39.4%	341.2	341.3	0.1	nm
Total Canada product sales	338.4	275.6	261.3	293.6	405.7	239.2	274.9	313.3	19.7	6.7%	1,168.9	1,233.1	64.2	5.5%
Total U.S. product sales	1,418.6	1,661.8	1,594.4	1,689.4	1,840.0	1,447.3	1,566.1	1,756.1	66.7	3.9%	6,364.3	6,609.4	245.2	3.9%
Total product sales	$1,757.0	$1,937.4	$1,855.7	$1,983.0	$2,245.7	$1,686.5	$1,841.0	$2,069.4	$86.4	4.4%	$7,533.2	$7,842.5	$309.4	4.1%

Client asset values, beginning of period ($mills)	$57,704	$63,602	$65,878	$66,222	$70,537	$59,036	$68,224	$72,606	$6,384	9.6%	$57,704	$70,537	$12,833	22.2%
Inflows	1,757	1,937	1,856	1,983	2,246	1,686	1,841	2,069	86	4.4%	7,533	7,843	309	4.1%
Outflows (1)	(1,530)	(1,633)	(1,669)	(1,596)	(1,703)	(1,074)	(1,333)	(1,427)	168	10.6%	(6,428)	(5,538)	890	13.9%
Net flows	227	305	186	387	543	613	508	642	255	65.8%	1,105	2,305	1,200	nm
Foreign currency impact, net	201	225	(136)	217	(978)	404	205	539	322	148.4%	507	170	(337)	nm
Change in market value, net and other (2)	5,470	1,746	294	3,710	(11,065)	8,171	3,669	7,745	4,035	108.8%	11,221	8,521	(2,700)	nm
Client asset values, end of period	$63,602	$65,878	$66,222	$70,537	$59,036	$68,224	$72,606	$81,533	$10,996	15.6%	$70,537	$81,533	$10,996	15.6%
Annualized net flows as % of beginning of period asset values	1.6%	1.9%	1.1%	2.3%	3.1%	4.2%	3.0%	3.5%	1.2%	nm	1.9%	3.3%	1.4%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$30,266	$31,744	$32,521	$33,658	$32,693	$31,586	$35,204	$37,562	$3,904	11.6%	$32,047	$34,261	$2,214	6.9%
Canada Retail Mutual Funds	7,390	7,795	7,991	8,218	7,950	7,573	8,525	9,186	968	11.8%	7,849	8,309	460	5.9%
Managed Accounts	3,241	3,455	3,652	3,901	3,905	3,871	4,325	4,703	801	20.5%	3,563	4,201	638	17.9%
Indexed Annuities	2,182	2,247	2,296	2,342	2,389	2,427	2,446	2,469	127	5.4%	2,267	2,433	166	7.3%
Variable Annuities and other	16,057	16,807	17,114	17,661	17,292	16,890	18,551	19,634	1,972	11.2%	16,910	18,092	1,182	7.0%
Segregated Funds	2,314	2,378	2,428	2,455	2,366	2,291	2,461	2,536	80	3.3%	2,394	2,413	20	0.8%
Total	$61,451	$64,426	$66,002	$68,236	$66,595	$64,638	$71,512	$76,090	$7,853	11.5%	$65,029	$69,709	$4,680	7.2%

Canada Retail Mutual Funds	$7,390	$7,795	$7,991	$8,218	$7,950	$7,573	$8,525	$9,186	$968	11.8%	$7,849	$8,309	$460	5.9%
Segregated Funds	2,314	2,378	2,428	2,455	2,366	2,291	2,461	2,536	80	3.3%	2,394	2,413	20	0.8%
Total Canada average client assets	9,704	10,173	10,418	10,674	10,316	9,864	10,986	11,722	1,048	9.8%	10,242	10,722	480	4.7%
Total U.S. average client assets	51,747	54,253	55,583	57,563	56,279	54,775	60,526	64,368	6,805	11.8%	54,787	58,987	4,200	7.7%
Total average client assets	$61,451	$64,426	$66,002	$68,236	$66,595	$64,638	$71,512	$76,090	$7,853	11.5%	$65,029	$69,709	$4,680	7.2%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	1,998	1,996	2,007	2,020	2,031	2,048	2,072	2,091	72	3.5%	2,005	2,060	55	2.7%
Recordkeeping only	641	641	646	650	658	671	685	697	47	7.2%	644	678	34	5.2%
Total	2,639	2,637	2,653	2,670	2,689	2,718	2,757	2,788	118	4.4%	2,650	2,738	89	3.3%

(1)

Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees and expenses.
(3)

Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended December 31, 2020
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash, Cash Equivalents, and Short Term	$547,569	$547,569	$-	17.9%	18.9%

Fixed Income:
Treasury	26,579	25,665	915	0.9%	0.9%	2.15%	AAA
Government	289,172	269,714	19,457	9.4%	9.3%	2.90%	AA-
Tax-Exempt Municipal	48,335	45,393	2,942	1.6%	1.6%	2.78%	AA
Public Corporate	1,459,660	1,348,447	111,213	47.6%	46.5%	3.68%	BBB+
Mortgage Backed	293,856	281,952	11,904	9.6%	9.7%	2.67%	AAA
Asset Backed	69,755	69,326	429	2.3%	2.4%	3.16%	AA-
CMBS	112,865	107,020	5,845	3.7%	3.7%	3.01%	AA+
Private Placements	174,615	164,574	10,041	5.7%	5.7%	4.39%	BBB
Redeemable Preferred	6,074	5,447	627	0.2%	0.2%	5.47%	BBB
Total Fixed Income	2,480,912	2,317,539	163,373	81.0%	79.9%	3.44%	A

Equities and Other:
Perpetual Preferred	13,570	13,570	-	0.4%	0.5%
Common Stock	16,976	16,976	0	0.6%	0.6%
Mutual Fund	5,445	5,445	0	0.2%	0.2%
Derivatives	57	57	-	0.0%	0.0%
Other	-	-	-	0.0%	0.0%
Total Equities	36,049	36,049	0	1.2%	1.2%

Total Invested Assets	$3,064,529	$2,901,156	$163,373	100.0%	100.0%

Public Corporate Portfolio by Sector

Consumer Non Cyclical	$178,848	$165,586	$13,262	12.3%	12.3%
Energy	163,207	150,023	13,184	11.2%	11.1%
Insurance	139,857	128,685	11,172	9.6%	9.5%
REITs	129,336	118,475	10,861	8.9%	8.8%
Banking	128,610	120,745	7,865	8.8%	9.0%
Technology	125,357	115,416	9,940	8.6%	8.6%
Consumer Cyclical	116,202	107,569	8,633	8.0%	8.0%
Capital Goods	87,204	82,468	4,736	6.0%	6.1%
Transportation	77,963	73,983	3,980	5.3%	5.5%
Electric	77,442	70,541	6,901	5.3%	5.2%
Basic Industry	71,869	65,865	6,004	4.9%	4.9%
Communications	70,588	63,470	7,118	4.8%	4.7%
Brokerage	52,272	47,818	4,454	3.6%	3.5%
Finance Companies	21,475	19,611	1,864	1.5%	1.5%
Industrial Other	8,170	7,654	516	0.6%	0.6%
Natural Gas	6,540	6,089	451	0.4%	0.5%
Financial Other	3,615	3,450	165	0.2%	0.3%
Utility Other	1,105	998	107	0.1%	0.1%
Total Corporate portfolio	$1,459,660	$1,348,447	$111,213	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$227,110	$224,089	$3,021	9.2%	9.7%	3.21%
1-2 Yrs.	301,570	290,372	11,198	12.2%	12.5%	3.57%
2-5 Yrs.	955,990	889,925	66,065	38.5%	38.4%	3.48%
5-10 Yrs.	675,688	620,426	55,262	27.2%	26.8%	3.41%
> 10 Yrs.	320,554	292,727	27,827	12.9%	12.6%	3.41%
Total Fixed Income	$2,480,912	$2,317,539	$163,373	100.0%	100.0%	3.44%

Duration

Fixed Income portfolio duration	4.7	years

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

13 of 16

Investment Portfolio - Quality Ratings As of December 31, 2020	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$433,763	18.7%
AA	294,429	12.7%
A	515,752	22.3%
BBB	979,867	42.3%
Below Investment Grade	90,947	3.9%
NA	2,780	0.1%
Total Fixed Income	$2,317,539	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Public Corporate asset class:			Private Placement asset class:
Rating			Rating
AAA	$11,415	0.9%	AAA	$-	—
AA	75,594	5.6%	AA	5,597	3.4%
A	355,986	26.4%	A	19,104	11.6%
BBB	832,957	61.8%	BBB	124,279	75.5%
Below Investment Grade	71,547	5.3%	Below Investment Grade	15,594	9.5%
NA	949	0.1%	NA	-	—
Total Corporate	$1,348,447	100.0%	Total Private	$164,574	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$83,186	77.7%	AAA	$245,627	87.1%
AA	-	—	AA	26,193	9.3%
A	23,758	22.2%	A	9,827	3.5%
BBB	-	—	BBB	125	0.0%
Below Investment Grade	77	0.1%	Below Investment Grade	143	0.1%
NA	-	—	NA	37	0.0%
Total CMBS	$107,020	100.0%	Total Mortgage-Backed	$281,952	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$28,656	41.3%	AAA	$61,378	20.8%
AA	3,451	5.0%	AA	150,428	50.9%
A	30,117	43.4%	A	71,688	24.3%
BBB	4,618	6.7%	BBB	8,989	3.0%
Below Investment Grade	691	1.0%	Below Investment Grade	2,896	1.0%
NA	1,794	2.6%	NA	0	0.0%
Total Asset-Backed	$69,326	100.0%	Total Treasury & Government	$295,379	100.0%

NAIC Designations

1	$951,747	49.8%
2	905,278	45.9%
3	74,369	3.6%
4	13,054	0.7%
5	-	0.0%
6	0	0.0%	`
U.S. Insurer Fixed Income (2)	1,944,448	100.0%
Other (3)	409,139
Cash and cash equivalents	547,569
Total Invested Assets	$2,901,156

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

									YOY Q4
(Dollars in thousands)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$20,333	$20,345	$20,380	$20,772	$20,784	$20,213	$20,882	$20,925	$153	0.7%
Fixed-maturity securities (held-to-maturity)	10,674	11,769	12,769	13,113	13,472	14,074	14,704	15,223	2,110	16.1%
Equity Securities	487	446	448	464	451	461	433	406	(58)	-12.5%
Deposit asset underlying 10% reinsurance treaty	1,755	2,141	2,105	2,046	1,830	1,394	1,694	1,330	(716)	-35.0%
Deposit asset - Mark to Market	2,147	2,447	534	254	(6,379)	2,259	1,165	960	706	278.0%
Policy loans and other invested assets	467	299	234	215	189	541	242	272	57	26.5%
Cash & cash equivalents	1,056	1,414	1,191	950	843	143	114	103	(847)	-89.2%
Total investment income	36,919	38,862	37,661	37,814	31,190	39,085	39,234	39,219	1,405	3.7%
Investment expenses	2,134	2,225	2,217	2,283	2,298	2,300	1,577	1,265	(1,018)	-44.6%
Interest Expense on Surplus Note	10,674	11,769	12,769	13,113	13,472	14,074	14,704	15,223	2,110	16.1%
Net investment income	$24,111	$24,868	$22,675	$22,418	$15,420	$22,710	$22,953	$22,731	$313	1.4%
Fixed income book yield, end of period	3.85%	3.74%	3.65%	3.54%	3.55%	3.54%	3.45%	3.44%
New money yield	3.56%	3.10%	2.73%	2.73%	3.25%	3.14%	2.44%	2.67%

									YOY Q4
	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	21.4%	20.9%	23.0%	24.0%	22.9%	21.5%	19.6%	18.7%	-5.3%
AA	10.9%	11.3%	11.0%	11.7%	12.1%	11.6%	12.8%	12.7%	1.0%
A	22.9%	22.9%	22.1%	23.4%	22.9%	22.3%	21.8%	22.3%	-1.2%
BBB	41.8%	41.8%	41.0%	38.2%	38.9%	40.4%	42.0%	42.3%	4.1%
Below Investment Grade	2.9%	3.0%	2.8%	2.6%	3.1%	4.0%	3.8%	3.9%	1.4%
NA	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.0%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	-0.0%

Average rating by amortized cost	A	A	A	A	A	A	A	A

		As of December 31, 2020				As of December 31, 2020			As of December 31, 2020
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$21,814	$21,008	AAA	Canada	$74,772	$67,958	AAA	$3,290	$3,251
2	Province of Ontario Canada	20,179	19,222	A+	United Kingdom	37,182	35,157	AA	10,027	9,619
3	Province of Quebec Canada	16,713	15,106	AA-	Australia	37,113	34,676	A	8,879	8,322
4	Province of Alberta Canada	13,198	12,236	A+	Bermuda	14,635	13,760	BBB	7,805	6,998
5	Province of New Brunswick Canada	12,534	11,644	A+	Ireland	13,727	12,835	Below Investment Grade	2,981	2,896
6	Enbridge Inc	12,430	11,630	BBB+	Germany	11,256	10,954	NA	-	-
7	Province of British Columbia Canada	11,063	10,604	AAA	Cayman Islands	11,209	11,023	Total	$32,981	$31,086
8	Province of Newfoundland and Labrador	10,385	9,213	A	Netherlands	10,397	8,940
9	Wells Fargo & Co	10,337	10,041	A-	France	10,169	9,577
10	General Motors Co	10,199	9,263	BBB	Switzerland	9,225	8,987	Non-Government Investments (1)
11	City of Toronto Canada	9,775	9,028	AA	Mexico	6,665	6,135
12	Province of Manitoba Canada	9,411	8,764	A+	Japan	6,050	5,450	AAA	$4,208	$4,184
13	Municipal Finance Authority of British Columbia	9,383	8,866	AAA	Norway	5,085	4,957	AA	15,818	15,354
14	Discovery Inc	8,666	6,972	BBB-	Israel	4,036	3,550	A	60,045	56,485
15	Brookfield Asset Management Inc	8,471	7,454	A-	Luxembourg	3,649	3,500	BBB	156,200	143,660
16	Simon Property Group Inc	8,389	7,663	A	Emerging Markets (2)	11,364	10,380	Below Investment Grade	19,764	18,414
17	CVS Health Corp	8,227	7,955	BBB	All Other	22,481	21,344	NA	-	-
18	Morgan Stanley	8,160	7,570	A+	Total	$289,016	$269,182	Total	$256,035	$238,096
19	Truist Financial Corp	8,078	7,497	A-
20	City of Montreal Canada	8,023	6,919	AA-
21	General Mills Inc	7,916	7,347	BBB
22	Deere & Co	7,810	7,286	A
23	ConocoPhillips	7,767	6,065	A
24	Booking Holdings Inc	7,679	7,053	A-
25	Broadcom Inc	7,660	6,725	BBB-
	Total	$264,265	$243,132

	% of total fixed income portfolio	8.6%	8.4%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk.
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2016	2017	2018	2019	2020	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020

Recruits	262,732	303,867	290,886	282,207	400,345	63,223	86,173	72,345	60,466	84,762	133,123	101,861	80,599

Life-insurance licensed sales force, beginning of period	106,710	116,827	126,121	130,736	130,522	130,736	129,821	129,550	130,871	130,522	130,095	134,157	136,306
New life-licensed representatives	44,724	48,535	48,041	44,739	48,106	10,065	10,919	12,682	11,073	10,599	12,250	13,138	12,119
Non-renewal and terminated representatives	(34,607)	(39,241)	(43,426)	(44,953)	(43,721)	(10,980)	(11,190)	(11,361)	(11,422)	(11,026)	(8,188)	(10,989)	(13,518)
Life-insurance licensed sales force, end of period	116,827	126,121	130,736	130,522	134,907	129,821	129,550	130,871	130,522	130,095	134,157	136,306	134,907

Issued term life policies	298,244	312,799	301,589	287,809	352,868	64,242	78,664	73,434	71,469	71,318	94,044	100,199	87,307

Issued term life face amount	$89,869	$95,635	$95,209	$93,994	$109,436	$20,925	$25,300	$24,087	$23,682	$23,221	$27,754	$30,104	$28,357

Term life face amount in force, beginning of period	$693,194	$728,385	$763,831	$781,041	$808,262	$781,041	$785,552	$796,376	$801,494	$808,262	$804,512	$821,998	$840,227
Issued term life face amount	89,869	95,635	95,209	93,994	109,436	20,925	25,300	24,087	23,682	23,221	27,754	30,104	28,357
Terminated term life face amount	(57,238)	(65,958)	(70,291)	(71,519)	(60,848)	(18,383)	(16,512)	(17,740)	(18,884)	(18,294)	(14,315)	(13,733)	(14,506)
Foreign currency impact, net	2,560	5,769	(7,708)	4,746	1,968	1,969	2,036	(1,228)	1,970	(8,676)	4,046	1,859	4,740
Term life face amount in force, end of period	$728,385	$763,831	$781,041	$808,262	$858,818	$785,552	$796,376	$801,494	$808,262	$804,512	$821,998	$840,227	$858,818

Estimated annualized issued term life premium
Premium from new policies	$237.9	$255.4	$250.8	$244.8	$303.6	$54.1	$65.8	$63.1	$61.8	$61.5	$77.7	$86.0	$78.4
Additions and increases in premium	46.4	49.5	55.2	60.2	68.9	13.8	15.8	15.1	15.4	15.0	17.8	17.9	18.1
Total estimated annualized issued term life premium	$284.3	$304.9	$306.0	$305.0	$372.5	$68.0	$81.6	$78.2	$77.2	$76.5	$95.5	$103.9	$96.5

Investment & Savings product sales	$5,594.3	$6,192.2	$7,040.1	$7,533.2	$7,842.5	$1,757.0	$1,937.4	$1,855.7	$1,983.0	$2,245.7	$1,686.5	$1,841.0	$2,069.4

Investment & Savings average client asset values	$49,427	$56,791	$61,842	$65,029	$69,709	$61,451	$64,426	$66,002	$68,236	$66,595	$64,638	$71,512	$76,090

Closed U.S. Mortgage Volume (brokered)	$—	$—	$—	$31.1	$442.5	$—	$0.7	$12.3	$18.1	$12.9	$65.8	$160.0	$203.8

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